UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 23, 2007

Date of Report (Date of earliest event reported)

Northstar Neuroscience, Inc.

(Exact name of registrant as specified in its charter)

Washington	000-51951	91-1976637
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2401 Fourth Avenue, Suite 300

Seattle, WA 98121

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (206) 728-1477

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On April 26, 2007, Northstar Neuroscience, Inc. (the “Company”) issued a press release announcing its financial results for its first fiscal quarter ended March 31, 2007. A copy of the press release is attached as Exhibit 99.1 to this current report and is incorporated herein by reference.

In addition to reporting financial results in accordance with accounting principles generally accepted in the United States (“GAAP”), the Company provides information regarding pro forma basic and diluted net loss per share applicable to common shareholders in the attached press release. These figures are non-GAAP financial measures, and such measures are reconciled to their closest GAAP financial measures in the press release. The Company’s management believes that these non-GAAP financial measures provide meaningful supplemental information regarding the Company’s net loss per share applicable to common shareholders and help investors compare current results to those in prior periods. You should not consider non-GAAP financial measures in isolation from, as a substitute for, or superior to, financial information presented in compliance with GAAP, and non-GAAP financial measures the Company reports may not be comparable to similarly titled items reported by other companies.

The information in this current report regarding this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)

On April 23, 2007, Alan J. Levy, the Company’s President and Chief Executive Officer, informed the Board of Directors of the Company (the “Board”) that he will resign from the offices of President and Chief Executive Officer of the Company effective June 29, 2007. Dr. Levy will remain a director of the Company and, effective upon his resignation as President and Chief Executive Officer of the Company, will be appointed to the office of Chairman of the Board.

(c)

Effective upon Dr. Levy’s resignation on June 29, 2007, John S. Bowers Jr., 45, will be appointed to the offices of President and Chief Executive Officer of the Company. Mr. Bowers has been with the Company since February 2004, serving as Chief Operating Officer since November 2006, Executive Vice President from December 2005 to November 2006 and Vice President, Marketing and Business Development from February 2004 to December 2005. Before joining the Company, Mr. Bowers served in a number of leadership roles at Guidant Corporation, a medical device company, including as Director of Business Development, and as Director of Global Marketing, Drug Eluting Stents. Mr. Bowers joined Guidant Corporation as a Group Product Manager in 1994. Mr. Bowers holds a B.A. in Economics-Accounting from Gonzaga University and an M.B.A. from Harvard University.

Mr. Bowers previously entered into an employment agreement with the Company in connection with the Company’s initial public offering in May 2006, which is attached as Exhibit 10.14 to the Company’s Form S-1 filed with the Securities and Exchange Commission on March 1, 2006, as amended. The terms of the employment agreement have not been amended.

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A press release announcing Dr. Levy’s resignation and Mr. Bowers’ promotion was issued on April 26, 2007. A copy of the press release is attached as Exhibit 99.2 to this current report and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Press release of Northstar Neuroscience, Inc. dated April 26, 2007.

99.2	Press release of Northstar Neuroscience, Inc. dated April 26, 2007.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHSTAR NEUROSCIENCE, INC.

Dated: April 26, 2007	By:	/s/ Raymond N. Calvert
Raymond N. Calvert
Vice President, Finance and Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release of Northstar Neuroscience, Inc. dated April 26, 2007.

99.2	Press release of Northstar Neuroscience, Inc. dated April 26, 2007.

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